Filing 497:

Texas Capital Value Funds Inc. hereby amends the fund company's N-1A part A (prospectus) to include the following:

1. The Fund's legal representation has changed from Kirkpatrick & Lockhart to the Law Offices of Stephanie Djinis. Stephanie represented the Fund Company and the Adivsor when she worked with Kirkpatrick & Lockhart, and will continue to do so. The name and address has been corrected.

2. The Fund's distributor, Rafferty Capital Markets, Inc.
has changed its principal address. The new street address is now correctly reflected.

3. The Fund has amended the wording under Redemption Fee in Part A of the N-1A (prospectus) to reflect the fact that the redemption fees charged to the Fund for purchases and subsequent sales within 90 days are paid to the Advisor.


Submitted January 27, 1999

/s/ Brian T. Bares

Brian T. Bares
Secretary